Liquidity and Management's Plans	12 Months Ended
Dec. 31, 2012
Liquidity Disclosure [Text Block]

Note 2 — Liquidity and Management’s Plans

At December 31, 2010, there was substantial doubt about the Company’s ability to continue as a going concern. At that time, the Company had a cash balance of only approximately $600,000, had limited history with the Angel® Business, had lost its licensing revenue stream due to the expiration of the patents in 2009 and needed additional capital to finance its operations and satisfy the then remaining installments on its note payable to Sorin.

Since then, the Company has undertaken numerous steps to improve its financial condition and business prospects. Specifically, it has completed the integration of a fully commercialized Angel Business, raised significant additional capital through the issuance of its equity, equity-linked, and debt securities, and obtained significant funding in the form of non-refundable option fees from a potential licensing and distribution partner. As such, the Company has sufficient resources to fund its operations at least through December 31, 2012, thereby removing the substantial doubt about its ability to continue as a going concern.

However, we will require additional capital to finance the further development of our business operations, in particular the completion of the Phase II RECOVER-Stroke trial, beyond that point. There is no assurance that additional funding will be available on acceptable terms, or at all. If adequate capital cannot be obtained on a timely basis and on satisfactory terms, the Company’s operations could be materially negatively impacted.